UNITED STATES SECURITIES AND EXCHANGE COMMISSION, Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2009

ETERNAL IMAGE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-18889	20-4433227
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

28800 Orchard Lake Road, Suite 130, Farmington, MI FFFarmington Hills, MI	48334
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number including area code: (248) 932-3333

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 – REGULATION FD

          ITEM 7.01   REGULATION FD DISCLOSURE.

SECTION 8 – OTHER EVENTS

             ITEM 8.01   OTHER EVENTS.

On January 6, 2009 the United States Patent and Trademark Office granted the Registrant design patent number D584,475 for the Company’s Major League Baseball urn design. On the same date, this information was posted on the Registrant’s website (www.eternalimage.net) under the “investors” link.

A copy of that web posting is attached to this Form 8-K as Exhibit 99.1. Such web posting is incorporated by reference into this Form 8-K in its entirety.

SECTION 9 – FINANCIAL STATEMENTS and EXHIBITS

ITEM 9.01(d)    EXHIBITS

Exhibit Number	Description

99.1	Web Posting of January 6, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ETERNAL IMAGE, INC.

Date: January 7, 2009	By: /s/ Clint Mytych
Clint Mytych
Chief Executive Officer and Chairman